Exhibit 23
CONSENT OF INDEPENDENT REGISTERED CHARTERED ACCOUNTANTS
We consent to the incorporation by reference in the following Registration Statements and Amendments of our report dated March 15, 2007, except as to notes 5, 6, 7 and 23 which are as of September 7, 2007 relating to the consolidated financial statements and financial statement schedule of Nortel Networks Corporation (“Nortel”) (which audit report on the consolidated financial statements expressed an unqualified opinion, includes an explanatory paragraph relating to the restatement of the financial statements as of December 31, 2005 and for the years ended December 31, 2005 and 2004, and includes a separate report titled Comments by Independent Registered Chartered Accountants on Canada-United States of America Reporting Difference referring to changes in accounting principles that have a material effect on the comparability of the financial statements) appearing in the Current Report on Form 8-K of Nortel dated September 10, 2007:
•	Registration Statement on Form S-3 (Nortel Networks/BCE 1985 Stock Option Plan and the Nortel Networks/BCE 1999 Stock Option Plan) (333-11888)

•	Registration Statement on Form S-3 and all Post-Effective Amendments thereto (Qtera Corporation) (333-11454)

•	Registration Statement on Form S-3 and all Post-Effective Amendments thereto (Dividend Reinvestment Plan) (33-62270)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Stock Purchase Plan) (333-11270)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks NA Inc. 1998 Employee Stock Purchase Plan) (333-9570)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks NA Inc. 1994 Stock Option Plan) (333-9066)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Qtera Corporation Amended and Restated Stock Incentive Plan) (333-11452)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Periphonics Corporation 1995 Stock Option Plan, as Amended and
Periphonics Corporation 1995 Non-Employee Director Stock Option Plan)
(333-10980)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Clarify Inc. 1991 Stock Option/Stock Issuance Plan,
Clarify Inc. 1999 Non-Executive Stock Option/Stock Issuance Plan,
Clarify Inc. Amended and Restated 1995 Stock Option/Stock Issuance Plan,
Clarify Inc. Non-Employee Directors Option Plan,
OBJIX Systems Development, Inc. Stock Plan and
Certain Separate Option Agreements)
(333-11110)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (333-11342)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (333-6152)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (33-88214)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (33-61904)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated) (33-11640)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Promatory Communications, Inc. 1997 Stock Plan and Promatory Communications, Inc. 1999 Stock Plan) (333-11798)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Inc. Long-Term Investment Plan) (333-7366)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Inc. Long-Term Investment Plan) (33-25333)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks Corporation 2000 Stock Option Plan) (333-11876)

•	Registration Statement on Form S-8 (Xros, Inc. 1999 Stock Plan) (333-12176)

•	Registration Statement on Form S-8
(Architel Systems Corporation 1994 Flexible Stock Incentive Plan,
1996 Stock Option Plan of Architel Systems Corporation,
Amended and Restated Accugraph Corporation 1996 Stock Option Plan,
Accugraph Corporation Key Employee Stock Option Plan and
Accugraph Corporation 1992 Directors and Officers Stock Option Plan)
(333-12228)

•	Registration Statement on Form S-8 (CoreTek, Inc. 1998 Employee, Director and Consultant Stock Option Plan) (333-12286)

•	Registration Statement on Form S-8 (EPiCON, Inc. 1995 Stock Plan, as Amended) (333-12644)

•	Registration Statement on Form S-8
(Alteon WebSystems, Inc. 2000 Non Statutory Incentive Plan,
1999 Equity Incentive Plan,
1999 Stock Purchase Plan and
Pharsalia Technologies, Inc. 2000 Equity Incentive Plan)
(333-12760)

•	Registration Statement on Form S-8 (Sonoma Systems 1996 Stock Option Plan, as Amended and Sonoma Systems 1999 Stock Option Plan, as Amended) (333-49304)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto (Nortel Networks U.S. Deferred Compensation Plan) (333-11558)

•	Registration Statement on Form S-3 (JDS Uniphase Corporation) (333-57510)

•	Registration Statement on Form S-8 (Nortel Networks Stock Purchase Plan) (333-70482)

•	Registration Statement on Form S-3 (Shasta Networks, Inc.) (333-10310)

•	Registration Statement on Form S-8 (Nortel Networks Company Savings Plan) (333-70504)

•	Registration Statement on Form S-3 and all Post-Effective Amendments thereto
(Common Shares, Preferred Shares, Debt Securities, Guarantees, Warrants to
Purchase Equity Securities, Warrants to Purchase Debt Securities, Share
Purchase Contracts, Share Purchase or Equity Units of Nortel Networks
Corporation and Guaranteed Debt Securities of Nortel Networks Limited)
(333-88164)

•	Registration Statement on Form S-8 (Nortel Networks Stock Purchase Plan) (333-106633)

•	Registration Statement on Form S-8 (Long-Term Investment Plan) (333-106654)

•	Registration Statement on Form S-8
(Nortel Global Stock Purchase Plan, Nortel U.S. Stock Purchase Plan and
Nortel Stock Purchase Plan for Members of the Nortel Savings and Retirement Program) (333-126250)

•	Registration Statement on Form S-8 (Nortel 2005 Stock Incentive Plan) (333-135768)
/s/ Deloitte & Touche LLP
Independent Registered Chartered Accountants
Licensed Public Accountants
Toronto, Canada
September 10, 2007